UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2019

IHEARTMEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53354	26-0241222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20880 Stone Oak Parkway

San Antonio, Texas 78258

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	IHRT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01  Entry into a Material Definitive Agreement

On August 7, 2019, iHeartCommunications, Inc. (“iHeartCommunications”), an indirect, wholly-owned subsidiary of iHeartMedia, Inc. (the “Company”), completed the sale of $750,000,000 in aggregate principal amount of 5.25% Senior Secured Notes due 2027 (the “Notes”) in a private placement to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside the United States pursuant to Regulation S under the Securities Act. iHeartCommunications used the net proceeds from the Notes, together with cash on hand, to prepay at par $740,000,000 of borrowings outstanding under its term loan facility (the “Term Loan Facility”).

The Notes were issued pursuant to an indenture, dated as of August 7, 2019 (the “Indenture”), by and among iHeartCommunications, the guarantors party thereto (the “Guarantors”) and U.S. Bank National Association, a national banking association, as trustee and as collateral agent. The Notes mature on August 15, 2027 and bear interest at a rate of 5.25% per annum. Interest will be payable semi-annually on February 15 and August 15 of each year, beginning on February 15, 2020.

The Notes are guaranteed on a senior secured basis by iHeartMedia Capital I, LLC, iHeartCommunications’ direct parent, and the subsidiaries of iHeartCommunications that guarantee the Term Loan Facility. The Notes and the related guarantees will be secured, subject to permitted liens and certain other exceptions, by a first priority lien on the capital stock of iHeartCommunications and substantially all of the assets of iHeartCommunications and the guarantors (the “Notes Collateral”), other than accounts receivable and related assets (the “ABL Collateral”), and by a second priority lien on accounts receivable and related assets securing iHeartCommunications’ asset-based revolving credit facility (the “ABL Facility”).

The Notes and the related guarantees will rank equally in right of payment with all of iHeartCommunications’ and the Guarantors’ existing and future indebtedness that is not expressly subordinated to the Notes (including the Term Loan Facility, iHeartCommunications’ 6.375% Senior Secured Notes due 2026 (the “Existing Secured Notes”) and iHeartCommunications’ 8.375% Senior Notes due 2027), effectively equal with iHeartCommunications’ and the Guarantors’ existing and future indebtedness secured by a first priority lien on the Notes Collateral (including the Term Loan Facility and the Existing Secured Notes), to the extent of the value of such collateral, effectively subordinated to all of iHeartCommunications’ and the Guarantors’ existing and future indebtedness that is secured by ABL Collateral (including the ABL Facility), to the extent of the value of such collateral, and structurally subordinated to all existing and future indebtedness and other liabilities of any subsidiary of iHeartCommunications that is not a guarantor of the Notes.

iHeartCommunications may redeem the Notes at its option, in whole or part, at any time prior to August 15, 2022, at a price equal to 100% of the principal amount of the Notes redeemed, plus a make-whole premium, plus accrued and unpaid interest to the redemption date. iHeartCommunications may redeem the Notes, in whole or in part, on or after August 15, 2022, at the redemption prices set forth in the Indenture plus accrued and unpaid interest to the redemption date. At any time on or before August 15, 2022, iHeartCommunications may elect to redeem up to 40% of the aggregate principal amount of the Notes at a redemption price equal to 105.25% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, with the net proceeds of one or more equity offerings.

The Indenture contains covenants that limit the Company’s ability and the ability of its restricted subsidiaries to, among other things: (i) incur or guarantee additional debt or issue certain preferred stock; (ii) redeem, purchase or retire subordinated debt; (iii) make certain investments; (iv) create restrictions on the payment of dividends or other amounts from the Company’s restricted subsidiaries; (v) enter into certain transactions with affiliates; (vi) merge or consolidate with another person, or sell or otherwise dispose of all or substantially all of the Company’s assets; (vii) sell certain assets, including capital stock of the Company’s subsidiaries; (viii) designate the Company’s subsidiaries as unrestricted subsidiaries, and (ix) pay dividends, redeem or repurchase capital stock or make other restricted payments

The description of the Notes and the Indenture contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Indenture and the Notes, copies of which are filed as Exhibits 4.1 and 4.2 hereto, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On August 1, 2019, the Company issued a press release announcing the pricing and upsize of the offering of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

In connection with the pricing of the Notes, on August 1, 2019, iHeartCommunications and the Guarantors entered into a Purchase Agreement with BofA Securities, Inc., as representative of the initial purchasers, relating to the issuance and sale of the Notes. The Purchase Agreement contained customary representations, warranties and agreements by iHeartCommunications and the Guarantors, and customary conditions to closing, indemnification obligations of iHeartCommunications and the Guarantors, including for liabilities under the Securities Act, other obligations of the parties and termination provisions.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of August 7, 2019, by and among iHeartCommunications, Inc., the Guarantors party thereto and U.S. Bank National Association as trustee and as collateral agent.

4.2	Form of 5.25% Senior Secured Notes due 2027 (incorporated by reference to Exhibit A to Exhibit 4.1 filed herewith).

99.1	Press Release issued by iHeartMedia, Inc. dated August 1, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTMEDIA, INC.

Date: August 7, 2019	By:	/s/ Scott Hamilton
Scott Hamilton
Senior Vice President, Chief Accounting Officer and Assistant Secretary